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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20349

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2004

                               THE AES CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                    001-12291                         54-1163725
(State or other              (Commission File                 (I.R.S Employer
jurisdiction of                  Number)                     Identification No.)
incorporation)


                       1001 North 19th Street, 20th Floor
                            Arlington, Virginia 22209
          (Address of principal executive offices, including zip code)


               Registrant's telephone number, including area code:
                                 (703) 522-1315

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed since last report)



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Item 5.    Other Events



AES CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                           Quarter Ended
                                                                                             March 31,
($ in millions, except per share amounts)                                             2004              2003
                                                                                 ---------------------------------

REVENUES
Sales and services                                                                       $2,257            $1,911

OPERATING COSTS AND EXPENSES
Cost of sales and services                                                                1,577             1,337
Corporate and business development expenses                                                  48                29
Other operating expense, net                                                                 14                22
                                                                                 ---------------   ---------------

Total operating costs and expenses                                                        1,639             1,388
                                                                                 ---------------   ---------------

OPERATING INCOME                                                                            618               523

OTHER INCOME AND (EXPENSE)
Interest expense, net                                                                      (424)             (431)
Other nonoperating expense, net                                                               -                15
Foreign currency transaction (losses) gain                                                   (8)               82
Loss on sale of investments                                                                  (1)                -
Equity in earnings of affiliates                                                             16                24
                                                                                 ---------------   ---------------

INCOME BEFORE INCOME TAXES AND
   MINORITY INTEREST                                                                        201               213

Income tax expense                                                                           64                61
Minority interest expense, net                                                               63                21
                                                                                 ---------------   ---------------

INCOME FROM CONTINUING OPERATIONS                                                            74               131

Loss from operations of discontinued components (net
   of income tax expense of $2 and tax benefit of $4, respectively)                         (26)              (36)
                                                                                 ---------------   ---------------

INCOME BEFORE CUMULATIVE EFFECT OF
   ACCOUNTING CHANGE                                                                         48                95

Cumulative effect of accounting change (net of income tax benefit of $1)                      -                (2)
                                                                                 ===============   ===============

NET INCOME                                                                                  $48               $93
                                                                                 ===============   ===============


DILUTED EARNINGS PER SHARE:
Income from continuing operations                                                         $0.12             $0.23
Discontinued operations                                                                   (0.04)            (0.06)
Cumulative effect of accounting change                                                        -                 -
                                                                                 ---------------   ---------------
Total                                                                                     $0.08             $0.17
                                                                                 ===============   ===============

Diluted weighted average shares outstanding (in millions)                                   633               567
                                                                                            ===               ===



AES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                             March 31,     December 31,
($ in millions, except per share amounts)                                                      2004           2003
                                                                                          -----------------------------
Assets
   Current Assets:
   Cash and cash equivalents                                                                     $1,120         $1,737
   Restricted cash                                                                                  725            288
   Short term investments                                                                           201            189
   Accounts receivable, net of reserves of $275 and $291, respectively                            1,204          1,211
   Inventory                                                                                        357            376
   Receivable from affiliates                                                                         3              3
   Deferred income taxes - current                                                                  150            136
   Prepaid expenses                                                                                 103             64
   Other current assets                                                                             695            677
   Current assets of held for sale and discontinued businesses                                      223            205
                                                                                          -------------- --------------
    Total current assets                                                                          4,781          4,886

   Property, Plant and Equipment:
   Land                                                                                             739            733
   Electric generation and distribution assets                                                   21,067         21,087
   Accumulated depreciation                                                                      (4,745)        (4,593)
   Construction in progress                                                                       1,389          1,278
                                                                                          -------------- --------------
    Property, plant and equipment, net                                                           18,450         18,505

   Other assets:
   Deferred financing costs, net                                                                    455            430
   Investment in and advances to affiliates                                                         665            648
   Debt service reserves and other deposits                                                         539            534
   Goodwill, net                                                                                  1,381          1,378
   Deferred income taxes - noncurrent                                                               788            781
   Long-term assets of held for sale and discontinued businesses                                    746            750
   Other assets                                                                                   1,945          1,992
                                                                                          -------------- --------------
    Total other assets                                                                            6,519          6,513
                                                                                          -------------- --------------

     Total Assets                                                                               $29,750        $29,904
                                                                                          ============== ==============

Liabilities and Stockholders' Equity
   Current liabilities:
   Accounts payable                                                                              $1,127         $1,122
   Accrued interest                                                                                 366            561
   Accrued and other liabilities                                                                  1,315          1,259
   Current liabilities of held for sale and discontinued businesses                                 728            699
   Recourse debt-current portion                                                                      1             77
   Non-recourse debt-current portion                                                              2,468          2,769
                                                                                          -------------- --------------
    Total current liabilities                                                                     6,005          6,487

   Long-term liabilities:
   Recourse debt                                                                                  5,587          5,862
   Non-recourse debt                                                                             10,687         10,930
   Deferred income taxes                                                                          1,048          1,051
   Long-term liabilities of held for sale and discontinued businesses                                91             94
   Pension liabilities                                                                              924            947
   Other long-term liabilities                                                                    3,150          3,083
                                                                                          -------------- --------------
    Total long-term liabilities                                                                  21,487         21,967

   Minority Interest, including discontinued businesses of $12 and $12, respectively              1,168            805

   Stockholders' equity:
   Common stock                                                                                       6              6
   Additional paid-in capital                                                                     5,363          5,737
   Accumulated deficit                                                                           (1,055)        (1,103)
   Accumulated other comprehensive loss                                                          (3,224)        (3,995)
                                                                                          -------------- --------------
    Total stockholders' equity                                                                    1,090            645
                                                                                          -------------- --------------

     Total Liabilities and Stockholders' Equity                                                 $29,750        $29,904
                                                                                          ============== ==============



AES CORPORATION

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                               March 31,       March 31,
($ in millions)                                                                                   2004           2003
                                                                                            ------------------------------
Operations
   Net income                                                                                          $48            $93
   Adjustments:
    Depreciation and amortization-- continuing and discontinued operations                             200            184
    Cumulative effect of change in accounting principle                                                  -              3
    Other non-cash (benefits)/charges                                                                  226            (54)
    Working capital, (net)                                                                             (72)           220
                                                                                            --------------- --------------
     Net cash provided by operating activities                                                         402            446

Investing activities
   Property additions                                                                                 (190)          (265)
   Proceeds from the sales of assets                                                                    27            585
   Increase in restricted cash and other                                                              (453)          (134)
                                                                                            --------------- --------------
     Net cash used in investing activities                                                            (616)           186

Financing activities
   Borrowings (repayments) under the revolving credit facilities, net                                    -              8
   Issuance of non-recourse debt and other coupon bearing securities                                 1,133            269
   Repayments of non-recourse debt and other coupon bearing securities                              (1,473)          (493)
   Payments for deferred financing costs                                                               (40)           (15)
   Issuance of common stock, net                                                                         2              0
   Other financing                                                                                      (9)             6
                                                                                            --------------- --------------

     Net cash used in financing activities                                                            (387)          (225)
     Effect of exchange rate changes on cash                                                           (15)            (1)
                                                                                            --------------- --------------

   Total (decrease) increase in cash and cash equivalents                                             (616)           406
   Increase in cash and cash equivalents of discontinued operations and
    businesses held for sale                                                                            (1)           (18)
   Cash and cash equivalents, beginning                                                              1,737            792
                                                                                            --------------- --------------

   Cash and cash equivalents, ending                                                                $1,120         $1,180
                                                                                            =============== ==============


Business Segment Results

Sales increased in all four business segments and the segment contribution to gross margin increased in the three largest segments.

o In Contract Generation, AES's largest segment, sales grew 21% to $868 million and gross margin improved 24% to $359 million in the first quarter of 2004. Increases were due primarily to the addition of new generation plants and improved operating results at Gener in Chile, Kilroot in Northern Ireland and generation businesses in Brazil.

o Large Utilities sales increased 17% to $818 million and gross margin improved 18% to $194 million for 2004. Increases were primarily driven by tariff increases at EDC and Eletropaulo along with lower fuel costs, reduced operating costs and favorable currency effects.

o The Growth Distribution segment sales increased 24% to $328 million and gross margin increased 26% to $63 million, respectively, benefiting from improved tariffs and operating results, together with favorable currency effects and improved margins at distribution businesses in El Salvador.

o Sales in Competitive Supply increased 6% to $243 million while gross margin declined 7% to $64 million, primarily as a result of lower capacity revenues and higher coal costs in New York during the first quarter of 2004.

Overall, consolidated sales increased 18% to $2.3 billion for 2004 and total gross margin from the four operating segments increased 19% over 2003 to $680 million. Of the first quarter 2004 total segment gross margin, 53% was from Contract Generation, 29% from Large Utilities, 9% from Growth Distribution and 9% from Competitive Supply.



AES CORPORATION

SEGMENT INFORMATION

                                                                                       Quarter Ended
                                                                                         March 31,
($ in millions)                                                                    2004              2003
                                                                               --------------------------------
BUSINESS SEGMENTS

REVENUES
   Contract Generation                                                                  $868              $716
   Competitive Supply                                                                    243               229
   Large Utilities                                                                       818               702
   Growth Distribution                                                                   328               264
                                                                               --------------   ---------------

      Total sales                                                                      2,257             1,911

GROSS MARGIN
   Contract Generation                                                                  $359              $290
   Competitive Supply                                                                     64                69
   Large Utilities                                                                       194               165
   Growth Distribution                                                                    63                50
                                                                               --------------   ---------------

      Total gross margin                                                                 680               574

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST
   Contract Generation                                                                  $190              $169
   Competitive Supply                                                                     55                70
   Large Utilities                                                                       117                73
   Growth Distribution                                                                    31                38
   Corporate                                                                            (192)             (137)
                                                                               --------------   ---------------

      Total income before income taxes                                                   201               213

---------------------------------------------------------------------------------------------------------------

GEOGRAPHIC SEGMENTS

REVENUES
   North America                                                                        $546              $546
   Caribbean                                                                             390               347
   South America                                                                         879               675
   Europe/Africa                                                                         275               236
   Asia                                                                                  167               107
                                                                               --------------   ---------------

      Total sales                                                                      2,257             1,911

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST
   North America                                                                        $118              $119
   Caribbean                                                                              61                57
   South America                                                                          92                68
   Europe/Africa                                                                          57                61
   Asia                                                                                   65                45
   Corporate                                                                            (192)             (137)
                                                                               --------------   ---------------

      Total income before income taxes                                                   201               213




                                       The AES Corporation
                                    Parent Financial Information



Parent only data: last four quarters
($ in millions)                                                                                4 Quarters Ended
                                                                               June 30,    September 30,   December 31,    March 31,
 Total subsidiary distributions & returns of capital to Parent                  2003           2003            2003          2004
                                                                               Actual         Actual          Actual        Actual
                                                                             ----------    ------------    ------------    ---------
Subsidiary distributions to Parent                                           $     773      $      909       $   1,008      $1,076
Net distributions to/(from) QHCs (1)                                               208             139              46           2
                                                                             -----------   -------------   ------------    ---------
Subsidiary distributions                                                           981           1,048           1,054       1,078

Returns of capital distributions to Parent                                          54             248             242         244
Net returns of capital distributions to/(from) QHCs (1)                              6              (1)              0           0
                                                                             -----------   -------------   ------------    ---------
Returns of capital distributions                                                    60             247             242         244

Combined distributions & return of capital received                              1,041           1,295           1,296       1,322
Less: combined net distributions & returns of capital to/(from) QHCs (1)          (214)           (138)            (46)         (2)
                                                                             -----------   -------------   ------------    ---------
Total subsidiary distributions & returns of capital to Parent                $     827      $    1,157       $   1,250      $1,320
                                                                             ===========   =============   ============    =========

Parent only data: quarterly
($ in millions)                                                                                    Quarter Ended
                                                                               June 30,    September 30,   December 31,    March 31,
 Total subsidiary distributions & returns of capital to Parent                  2003           2003           2003           2004
                                                                               Actual         Actual          Actual        Actual
                                                                             -----------   -------------   ------------    ---------
Subsidiary distributions to Parent                                            $    312      $      312       $     248      $  204
Net distributions to/(from) QHCs (1)                                               (12)              7               7           0
                                                                             -----------   -------------   ------------    ---------
Subsidiary distributions                                                           300             319             255         204

Returns of capital distributions to Parent                                          24             199              17           4
Net returns of capital distributions to/(from) QHCs (1)                              6              (7)              1           0
                                                                             -----------   -------------   ------------    ---------
Returns of capital distributions                                                    30             192              18           4

Combined distributions & return of capital received                                330             511             273         208
Less: combined net distributions & returns of capital to/(from) QHCs (1)             6               0              (8)          0
                                                                             -----------   -------------   ------------    ---------
Total subsidiary distributions & returns of capital to Parent                 $    336      $      511       $     265      $  208
                                                                             ===========   =============   ============    =========


Liquidity (2)                                                                              Balance at
($ in millions)                                                     March 31,   June 30,    September 30,  December 31,    March 31,
                                                                      2003       2003          2003           2003           2004
                                                                     Actual     Actual        Actual          Actual        Actual
                                                                   ---------- ---------    --------------  -----------     ---------
Cash at Parent                                                     $     395   $   923      $       525     $     865       $  268
Availability under revolver                                               28        39              172           180          371
Cash at QHCs (1)                                                          66        29               41            26           17
                                                                   ---------- ---------    --------------  -----------     ---------
 Ending liquidity                                                  $     489   $   991      $       738     $   1,071       $  656
                                                                   ========== =========    ==============  ===========     =========


(1) The cash held at qualifying holding companies (QHCs) represents cash sent to subsidiaries of the company domiciled outside of the US. Such subsidiaries had no contractual restrictions on their ability to send cash to AES, the parent company. Cash at those subsidiaries was used for investment and related activities outside of the US. These investments included equity investments and loans to other foreign subsidiaries as well as development and general costs and expenses incurred outside the US. Since the cash held by these qualifying holding companies is available to the parent, AES uses the combined measure of subsidiary distributions to parent and qualified holding companies as a useful measure of cash available to the parent to meet its international liquidity needs.
(2) AES believes that unconsolidated parent company liquidity is important to the liquidity position of AES as a Parent company because of the non-recourse nature of most of AES's indebtedness.

Item 12.  Results of Operations and Financial Condition

On April 28, 2004, The AES Corporation issued a press release setting forth its first quarter financial results. A copy of the release is attached hereto as
Exhibit 99.1 and incorporated by reference solely in Item 12 of this Form 8-K.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            The AES Corporation


Date:  April 28, 2004                       By:   /s/  Vincent W. Mathis
                                                --------------------------------
                                                Name:  Vincent W. Mathis
                                                Title: Assistant General Counsel

                                INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated April 28, 2004